UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 11, 2005
                                                           ------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       000-51243                 85-0453611
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                     88201
--------------------------------------------------                  ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On May 11, 2005, Catherine K. Gutierrez was appointed to the board of directors of First Federal Banc of the Southwest, Inc. (the "Company") and First Federal Bank. Ms. Gutierrez is expected to named as a member of the Company' s audit committee. During the last two years, there have been no transactions or proposed transactions between the Company and Ms. Gutierrez or her immediate family where Ms. Gutierrez or her immediate family was or is to have a direct or indirect material interest.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 FIRST FEDERAL BANC OF THE
                                                 SOUTHWEST, INC.


DATE:  May 18, 2005                        By:   /s/ George A. Rosenbaum, Jr.
                                                 ------------------------------
                                                 George A. Rosenbaum, Jr.
                                                 Chief Financial Officer